Exhibit 10.7

Certain confidential and commercially sensitive information has been excluded from the exhibit because it is both (i) not material and (ii) the type of information that the registrant treats as private or confidential. Such excluded information is indicated with “[**]” in the exhibit where the information has been omitted.

ADDENDUM 2

Addendum to Master Services Agreement
between
Knorex Inc. and [*****] dated December 29, 2020

WHEREAS, Knorex Inc. ("Knorex") and [*****] ([******]) previously executed that certain Master Services Agreement dated December 29, 2020, ("MSA"), and

WHEREAS, Knorex and [*****] wish to add on a new Section A3 under Exhibit A of the MSA.

NOW, THEREFORE, Knorex and [*****] hereby agree as follows:

A. A new Section A3 "Managed Services" shall be added under Exhibit A of the MSA as follows:

A3. MANAGED SERVICES
Outlined below is the statement of work for the managed services offered by Knorex.

This Statement of Work (this "SOW" or "Statement of Work") is entered into and effective as of January 25, 2021 (the "Effective Date") by and between [*****] and Knorex (individually a "Party", collectively the "Parties") and is subject to all the terms and conditions of the MSA. The provisions set forth under the MSA, to the extent applicable to this SOW provided hereunder, are incorporated into and made a part of this SOW as if such terms and conditions were fully set forth herein. Capitalized terms not defined in this SOW are defined in the MSA. If there is any conflict between the terms of this SOW and those provisions of the MSA, the terms of the MSA shall control. All terms herein shall have the same meaning as in the MSA, unless otherwise noted.

BACKGROUND, this SOW shall supersede any other SOW regarding or related to the Managed Services deliverables provided by Knorex and enter into this SOW solely as contained herein.

Knorex shall deliver to [*****] the following Services:

1. Term. The initial term of this Statement of Work shall be for one (1) year, beginning on the Statement of Work Effective Date. The initial term shall automatically renew for successive one (1) year renewal terms (each a "Renewal Term", collectively with the Initial Term, the "Term"), unless terminated by either party as provided for in this Statement of Work. Provided however, certain programs as described in Section 3 below may expire or may be terminated immediately by [*****] Customers prior to a Renewal Term. [*****] may terminate any or all Services immediately by notifying Knorex. Upon such notice, the specified Services for the program will discontinue.

2. Termination and Effect of Termination. Either party may terminate this Statement of Work and/or deactivate any services for any reason or no reason with 30 days prior written notice to the other party; provided, however, Knorex may not terminate this Statement of Work prior to completion of the Services. Upon termination of this Statement of Work or the discontinuance of certain Programs, [*****] shall have no liability to Knorex for the Services contemplated herein, except for the payment of all undisputed fees for Services performed through the date of termination or discontinuance of a program.

3. The Programs - Scope of Services.

a. Use of the Managed Services is subject to all applicable policies both Knorex and its Partners (defined herein), including without limitation any publisher's editorial guidelines, privacy policies and trademark guidelines and ad specifications requirements required by any search engines or third party websites in order to advertise on their networks.

b. [*****] acknowledges and understands that part of the Managed Services may include among other things, the creation and position of advertisements and copy on the World Wide Web and otherwise by Knorex on behalf of the [*****] Customer. [*****] Customers are solely responsible for all website content that advertising links to. [*****] understands and agrees that ads may be placed on any content, content network or property by Knorex or provided third party ("Partners") upon which Knorex places ads. [*****] reserves the right to restrict or limit any content, content network or Partner of Knorex that [*****], within [*****]'s sole description, deem unfit for advertising for a [*****] Customer upon written notice from [*****] to Knorex. Such restriction or limitation should be considered an immediate requirement for providing the Services.

c. Knorex shall not, and shall not authorize any Partners to generate automated, fraudulent or otherwise invalid impressions inquires, conversions, clicks or other actions to inflate advertising performance. Knorex will monitor such activity and make commercially reasonable efforts to block non-human generated impressions.

d. [*****] acknowledges that, as part of the Managed Services, Knorex may allocate and reallocate campaign budgets amongst advertising providers and /or channels.

e. [*****] will provide Knorex with all necessary creative assets and meta-data for accounts including copy, offers, imagery, and video files as necessary. [*****] and Knorex will agree upon file layouts and Knorex will be responsible for handling creative feeds as necessary.

f. **[*****] Customer Enrollment and Cancellation.** [*****] will provide Knorex with reasonable notifications of Customer enrollments, changes or cancellations to enrollment status pursuant subject to any process to be agreed upon by both Parties.

g. **Ad Packages**. During the Term of the SOW, Knorex will provide Managed Services so that [*****] may offer the Managed Services to or otherwise for the benefit of [*****] Customers. [*****] or its relevant affiliated group companies will be the exclusive contracting parties in connection with sales of Ad Packages to the [*****] Customers and Knorex shall not solicit or into any into agreements or understanding directly with [*****] Customers.

h. **Prohibited Uses.** Knorex shall take all reasonable measures to ensure that the Services do not (a) send messages featuring content that violates any law, or that is sent in violation of any law, (b) send messages promoting or containing

material that is unsuitable for children 13 years or younger, promoting or featuring pornographic material, or promoting pornographic websites/services, (c) send messages that contain falsified or misleading routing information, a return address that is either invalid or belongs to a third party and is used without permission, a misleading subject line and/or body copy, or promote any fraudulent scheme, or (d) with distribution lists or addressees not obtained or used in compliance with applicable law. Knorex shall not authorize any party to advertise anything illegal or engage in any illegal or fraudulent business practice.

4. **The Programs - Deliverables.** Knorex shall provide the following:

a. **Social Advertising** – Paid placements across various Social Networks such as Facebook, Instagram, LinkedIn, etc. Relevant audience targeting, geographic targeting, and creative messaging is necessary to drive performance. Each campaign is to be customized to the client's needs and tracked through the Knorex reporting dashboard user interface.

b. **Paid Search** – Advertising interfaces with search engines and creates pay-per-click Search Engine Marketing (SEM) campaigns. The Search Managed Services product makes changes and updates to optimize campaigns. Each campaign can be tracked through the Knorex reporting dashboard user interface.

c. **Video Advertising** – Advertising messages used through videos across websites and can include Online Video (OLV), Connected TV, Social Video advertising, and any other way video content can be sold through advertising across connected devices.

d. **Display Advertising** – Display advertising product creates unique sales and service advertisements distributed across targeted, relevant websites. The Display Advertising product makes changes, updates, and automatically optimizes campaigns. In addition, the Digital Advertising product execution includes Targeting (geographic and behavioral), Re-targeting (cross-device). Each campaign can be customized and tracked though the Knorex reporting dashboard user interface.

e. **Reporting Dashboard** – Real time, unified campaign reporting for each advertising campaign placed by Knorex utilizing real-time reporting**.**

f. **Analytics Reporting.** Knorex will generate and make available (i) to each [*****] Dealer performance results reports specific to the Advertising Services provided to the [*****] Dealer, (ii) provide to [*****], all [*****] Customer detailed data reporting analytics, in a format and frequency to be mutually agreed upon by [*****] and Knorex, to include detailed analytics at the dealer level for every [*****] Customer, and (iii) to [*****], through an administrative tool, the access to all [*****] Customer detailed, collective data reporting analytics allowing direct feed, download, export or any version thereof to be included in [*****]'s reporting tool, in a format and frequency to be mutually agreed upon by [*****] and Knorex, to include detailed analytics at the dealer level for every [*****] Dealer. Unless a client explicitly refuses Knorex and [*****] to place pixels on their website or other property, conversion reporting and tag placement through technology such as Google Tag Manager (GTM), is required. [*****] will

handle the direct client communication and obtaining permission whereas Knorex will handle all GTM implementation including placing, QA'ing, and implementing pixels.

g. **Advertising Graphic Compliance.** Advertising Services shall be provided in compliance with all applicable vehicle Original Equipment Manufacturer ("OEM", such as [*****], [*****], [*****], etc.) program requirements as released through the OEM (the "OEM Advertising Program Requirements"), as well as, any applicable [*****] program requirements provided by [*****]. Knorex and [*****] will review any instance of non-compliance, on a case-by-case basis, and will mutually agree on an immediate remedy. Notwithstanding the foregoing, Knorex shall not be responsible for any failure to comply with OEM Advertising Program Requirements to the extent the failure is due to any material changes made to any advertisements that were requested by or made by the [*****] Customer or its agent(s).

h. **Account Management.** Knorex shall manage the onboarding and discontinuation of each [*****] customer account as and when requested by [*****].

5. **<u>Change Order</u>**. Any changes to this SOW or any Exhibit herein shall be in the form of a mutually agreed upon Change Order ("CO") or a duly executed amendment signed by both parties. Any CO will describe the change, the reason for the change, any changes in fees, and the impact the change will have on the SOW. Both parties must agree to any CO in writing. Each CO will serve as an attachment to this SOW.

6. **<u>Program Fees.</u>**
   - Knorex shall bill [*****] an additional $[*****] per month for the execution of Services for every increment of 50 Customer accounts as shown per the following table:

No. of [*****] Customer Accounts	Monthly fees for execution of Services
0-50	$[*****] a month for all Customers
51-100	$[*****] a month for all Customers
101-150	$[*****] a month for all Customers
151-200	$[*****] a month for all Customers
201-250	$[*****] a month for all Customers
and so on …	and so on …

7. **<u>Dependency.</u>** Knorex understands that the Programs may change from time to time and there will be flexibility to accommodate.

B. All other terms and conditions of the MSA shall remain in full force and effect.

This Addendum shall become valid and enforceable upon signing by the parties listed below, who are duly authorized by their respective companies.

Knorex Inc.	[*****]
By: [*****]	By: [*****]
Signature	Signature
Wilson Chandra	[*****]
Name	Name
Managing Director	General Counsel and Secretary
Title	Title
3/18/2021	March 24, 2021
Date	Date